UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure

On April 11, 2024, a putative class action complaint under the caption Shauntell Burton et al. v. Bluefield Realty Group, LLC, et al. (Case No. 7:24-cv-01800-JDA) (the “Class Action”) was filed in the United States District Court for the District of South Carolina, Spartanburg Division, naming as defendants certain real estate brokerages, franchisors and real estate brokerage owners, including the Company. The Class Action complaint alleges that defendants conspired to restrain trade by causing certain home sellers to pay buyer broker fees and inflated commissions on the sale of homes all in violation of federal antitrust law. The putative class representatives seek to represent a class of persons comprising of any person who used a listing broker to sell a home listed on a multiple listing service in the District of South Carolina between November 6, 2019, through the present.  Plaintiffs, on behalf of themselves and the putative class, seek a permanent injunction enjoining the defendants from requiring that sellers pay the buyer broker, continuing to restrict competition among buyer brokers and seller brokers and engaging in conduct determined to be unlawful.  Plaintiffs, on behalf of themselves and the putative class, also seek an award of declaratory relief, damages and/or restitution in an amount to be determined at trial, pre-and post-judgment interest and attorneys’ fees, expenses and costs of suit. The Company believes that additional antitrust litigation may be possible. The Company cannot provide any assurances that results of such litigation will not have a material adverse effect on its business, results of operations or financial condition.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: April 17, 2024	/s/ James Bramble
James Bramble
Chief Legal Counsel